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                          SCHEDULE 14A
                         (RULE 14A-101)

            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
          EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:
___ Preliminary Proxy Statement         ___ Confidential, for Use
                                            of the Commission Only
                                            (as permitted by Rule
                                            14a-6(e)(2))
___ Definitive Proxy Statement
_X_ Definitive Additional Materials
___ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              CORPORATE REALTY INCOME FUND I, L.P.
- ------------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)
_________________________________________________________________
          (Name of Person(s) Filing Proxy Statement,
                 if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
      _X_   $125 per Exchange Act Rules 0-11(c)(1)(ii),
            14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of
            Schedule 14A.
      ___ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
      ___   Fee computed on table below per Exchange Act Rules
            14a-6(i)(4) and 0-11.
      (1)   Title of each class of securities to which transaction
            applies:
__________________________________________________________________
      (2)   Aggregate number of securities to which transaction
            applies:
__________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
__________________________________________________________________
      (5)   Total fee paid:
__________________________________________________________________
      _X_   Fee paid previously with preliminary materials.
__________________________________________________________________

      ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
_________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:
_________________________________________________________________

      (3)   Filing Party:
_________________________________________________________________

      (4)   Date Filed:
_________________________________________________________________


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                   CORPORATE  REALTY  INCOME  FUND
       406 EAST 85TH STREET (bullet) NEW YORK, NEW YORK 10028

                          IMPORTANT REMINDER
                     REGARDING PROXY SOLICITATION


                                                 July 7, 1995

Dear Unitholder:

      We recently sent to you important proxy materials and a proxy card seeking your authorization to purchase additional commercial real estate on behalf of the Partnership and to mortgage existing
Partnership properties to finance such purchases.

      According to our latest records, we have not yet received your vote. We would very much appreciate it if you would sign, date, and mail the enclosed duplicate proxy card today. If you fail to vote your proxy card or choose to abstain on your proxy card, this will have the same effect as a vote against the proposal.

      The General Partners would like to emphasize that the objective of the proposed acquisition of additional properties is to increase the Partnership's distributable cash flow and the value of its portfolio. The General Partners do not expect such acquisition program to negatively impact the Partnership's existing cash flow or distributions.

      Your interest and participation in the affairs of the Partnership is sincerely appreciated and we thank you for your attention to this important matter. If you have any questions, please contact the Partnership's solicitation agent, D.F. King & Co., Inc., at (800) 290-6426.

                          Sincerely,




                          Robert F. Gossett, Jr.,
                          Individual General Partner
                          and President, 1345 Realty Corporation,
                          Corporate General Partner





               IF YOU HAVE RECENTLY MAILED YOUR PROXY,
         PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.